STEIN ROE MUTUAL FUNDS
SEMIANNUAL REPORT
DECEMBER 31, 1999


[PHOTO OF BONDS]


STEIN ROE FIXED INCOME FUND

TAXABLE BOND FUND

                  INSTITUTIONAL CLIENT HIGH YIELD FUND

LOGO: STEIN ROE MUTUAL FUNDS
Sensible Risks. Intelligent Investments.(R)

CONTENTS
--------------------------------------------------------------------------------
PERFORMANCE................................................................    1
   How the Institutional Client High Yield Fund has done over time

QUESTIONS & ANSWERS........................................................    2
   Interview with the portfolio manager and summary of investment activity

PORTFOLIO OF INVESTMENTS...................................................    4
   A complete list of investments with market values

FINANCIAL STATEMENTS.......................................................    8
   Statements of assets and liabilities, operations and changes in net assets

NOTES TO FINANCIAL STATEMENTS..............................................   14

FINANCIAL HIGHLIGHTS.......................................................   16
   Selected per-share data


                Must be preceded or accompanied by a prospectus.

FUND PERFORMANCE
--------------------------------------------------------------------------------


One way to evaluate a fund's historical performance is to look at the cumulative return percentage, the average annual total return percentage or the growth of a hypothetical $10,000 investment. Below we compare the returns of the Stein Roe Institutional Client High Yield Fund with its unmanaged benchmark and its peer group.
     Each performance figure includes changes in a fund's share price, reinvestment of dividends (net investment income) and capital gains, if any (the taxable profits a fund earns when it sells bonds that have grown in value).


              CUMULATIVE SIX-MONTH AND AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------

                                                                                                         Life
                                                                         6 Months        1 Year        of Fund(1)
--------------------------------------------------------------------------------------------------------------------
STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND                             2.83%          8.98%          9.49%
Merrill Lynch High Yield Master II Index                                   0.02%          2.51%          5.64%
Lipper High Current Yield Fund Average (Peer Group)                        0.93%          4.53%          4.37%
Number of Funds in Lipper Peer Group                                        352            339            190

(1) Index and Lipper performance is from Feb. 28, 1997.

INVESTMENT COMPARISON
--------------------------------------------------------------------------------


COMPARISON of change in value of a $10,000 investment.

GRAPH DATA

          Institutional Client          Merrill Lynch High
          High Yield Fund               Yield Master II Index
2/28/97        10079                         10000
3/31/97         9898                          9863
               10052                          9989
               10371                         10199
6/30/97        10546                         10357
               10852                         10631
               10847                         10619
9/30/97        11100                         10810
               11010                         10865
               11128                         10967
12/31/97       11351                         11072
               11587                         11249
               11782                         11294
3/31/98        12075                         11401
               12177                         11450
               12137                         11519
6/30/98        12117                         11579
               12326                         11652
               11346                         11064
9/30/98        11380                         11093
               11268                         10856
               11886                         11419
12/31/98       11909                         11399
               12181                         11553
               12235                         11474
3/31/99        12527                         11607
               12794                         11820
               12587                         11711
6/30/99        12624                         11682
               12684                         11698
               12480                         11574
9/30/99        12425                         11528
               12426                         11465
               12738                         11615
12/31/99       12877                         11685




PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. An expense limitation of .50% is currently in effect for Institutional Client High Yield Fund, which began operating on Feb. 14, 1997. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of data: Lipper, Inc., a monitor of mutual fund performance; Bloomberg; Liberty Funds Distributor, Inc.

QUESTIONS & ANSWERS
---------------------------------------------------------------------------
AN INTERVIEW WITH STEVE LOCKMAN, PORTFOLIO MANAGER OF STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND AND SR&F HIGH YIELD PORTFOLIO


                                   FUND DATA
     INVESTMENT OBJECTIVE:

     Seeks high current income and capital appreciation by investing principally in high-yield, high-risk, medium and lower-quality debt securities.

Q: DISCUSS THE FUND'S RETURN FOR THE PERIOD.

A: For the six-month period ended December 31, 1999, the Stein Roe Institutional Client High Yield Fund returned 2.83%, while the Merrill Lynch High Yield Master II Index showed a mere 0.02% increase.

Q: WHAT STRATEGIES KEPT YOU AHEAD IN SUCH A DIFFICULT HIGH YIELD BOND MARKET?

A: Our strategy starts with research. Primarily we look for value and quality in the companies we buy. Digging deeper, we look at the entire infrastructure of the industry and what could affect the issue over time. With this strategy, we strive to uncover high value purchases, and don't focus on "hot" or potentially volatile ideas that other investors may be chasing. We also "rebuy" our Portfolio every day. By this I mean that every day we look at our Portfolio and confirm or deny our confidence on the issues we hold. I stress to my analysts that it's better to pay attention to what we own rather than don't own and watch for declines in the issues we favor. This is how we have consistently avoided defaults and maintained high quality holdings.
   I should note that out of the Fund's return of 2.83% for the six months ended December 31, 1999, 0.42% (or 14.8% of the Fund's return for the period) was attributable to short-term investments in initial public offerings of common stocks of companies that had issued bonds purchased by the Portfolio. While the Fund was able to take advantage of these opportunities in this period, such investments are not part of the Fund's principal investment strategy. Because the Fund may not have such opportunities in the future, returns from such investments should not be considered sustainable.


Q: WHAT WENT ON IN THE HIGH-YIELD MARKET DURING THE PERIOD?

A: There were an extremely high number of defaults in the market, and low demand was evidenced by strong mutual fund outflows in the category. Liquidity dried up and restricted supply, as companies could not find a market to place their debt. We focused our purchases in companies that had liquidity, primarily companies with several underwriters and otherwise strong financial backing.

Q: WHAT OTHER REPOSITIONING DID YOU DO DURING THE SIX-MONTH PERIOD?

A: We made adjustments so that the Portfolio was less interest rate sensitive as interest rates increased. We reduced our holdings in BB-rated bonds because that category has shown more duration sensitivity and thus was affected by the higher rates. Zero-coupon bonds outperformed during the period, especially in the media and telecommunications sector. We held a strong position during the period, and this contributed to our performance.
     We increased our exposure to chemicals when we saw a valley in chemical prices. We increased our allocation to supermarket bonds, avoiding the poor performers in that arena. We increased our exposure to the telecommunications area, focusing, as we do with all purchases, on companies with business plans that are fully funded. We look for companies that have financial backing, are not topping out their credit limits, have good management, and dedicated investors. We were not heavily invested in deep cyclical industries such as steel, paper, forestry and metals because we do not favor their volatility. However these bonds all performed well during the period.

Q: THE MEDIA/TELECOMMUNICATIONS SECTOR CONTINUES TO BE A MAJOR FOCUS FOR THE PORTFOLIO. CAN YOU TELL US WHY THIS AREA IS SO IMPORTANT?

A: This area is not only vital to the Portfolio, but the entire high-yield market. Media/telecommunications bonds made up more than 35% of the total high-yield bond market's issues in 1999, and at the end of the period held more than 40% of the Portfolio's assets. The sector has tremendous growth potential as telecommunications services expand throughout the world, shaping the way people live and do business. The large amount of capital dedicated to the industry's growth and merger activity both supported the total return of the market as a whole. In this sector, we avoided negative performing sectors such as movie theaters and satellite companies. Although satellite companies offered high yield and much promise in the ability to allow cellular service to anywhere in the world, their technology was not perfected, and therefore, in our opinion, was too risky for our lower-volatility philosophy.
     Several telecommunications purchases were in European companies. The European telecommunications and wireless markets have abundant growth potential as the previously government-run utilities are being sold off. This allowed for competition in European telecommunications for the first time in history. Amid this booming growth is the

QUESTIONS & ANSWERS CONTINUED
---------------------------------------------------------------------------

underlying element of a need for infrastructure and bandwidth in order for service to reach expanded markets. For that reason, we focus on companies that have that foresight and, whether on their own or through alliances, are helping the entire industry expand.

Q: WHAT MOTIVATED YOUR ALLOCATION TO THE INVESTMENT-GRADE BOND SECTOR THIS
PERIOD?

A: We have the ability to make purchases in investment-grade bonds, and we take advantage of this on occasions when we find attractive purchases. We bought a few investment grade bonds that displayed unique relative value while interest rates increased.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE FISCAL YEAR?

A: What will transpire in the high-yield market for the remainder of the year is dependent on domestic and worldwide economies. We anticipate interest rate increases and will monitor their affects on margin pressures and corporate cash flows. Further recovery out of Asia and Latin America would support worldwide economic recovery through the remainder of the fiscal year. The companies that will most likely be in favor are those that have the resources to generate internal financing, those that can retain quality employees, and those that will realize productivity gains from improvements in the worldwide economy. Focusing on these companies may lead us to upgrade the quality of the bonds we own. We plan to maintain a cautious position with a moderate amount of cash until we have confirmation of corporate earnings growth and low inflation.
     The high-yield market will need to experience a positive flow of mutual fund investments to turn around. If there is demand, the new issue calendar should provide a strong amount of supply to the market. We also believe the default rate may have reached a peak.
     Now that the media/telecommunications sector has done so well, we might lower our weighting there and dedicate more assets to coupon bonds. Zero coupons have had a strong run and higher interest rates may prevent them from narrowing versus coupon bonds going forward.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 12/31/99 and are subject to change.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Foreign investments involve market, political, accounting and currency risks not associated with other investments. The Merrill Lynch High Yield Master II Index is an unmanaged group of bonds that vary in quality; it is not available for direct investment. Source of Lipper data: Lipper, Inc.

SR&F HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Portfolio of Investments at December 31, 1999 (Unaudited)
(All amounts in thousands)

LONG-TERM OBLIGATIONS 93.4%                                                                                 Par           Value
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE AND MILITARY TECHNOLOGY 3.8%
BE Aerospace:
   9.500% 11/01/08...............................................................................        $   750       $      705
   10.750% 07/15/08..............................................................................          1,000              870
Derlan Manufacturing (Yankee Issue) 10.000% 01/15/07.............................................            583              576
Fairchild Corp. 10.750% 04/15/09 ................................................................          1,000              850
Level 3 Communications Series B 10.375% 05/01/07 (a).............................................          1,000              605
                                                                                                                       ----------
                                                                                                                            3,606
AUTOMOTIVE 2.3%
Budget Group 9.125% 04/01/06.....................................................................          1,500            1,395
Penda Series B 10.750% 03/01/04..................................................................            800              760
                                                                                                                       ----------
                                                                                                                            2,155
BANKING 1.3%
Sovereign Bank 10.500% 11/15/06..................................................................          1,250            1,271

BUILDING AND CONSTRUCTION 3.3%
Beazer Homes USA 8.875% 04/01/08.................................................................          1,000              925
D R Horton 8.000% 02/01/09.......................................................................          1,500            1,380
PYCSA Panama 10.280% 12/15/12 (a)................................................................          1,469              881
                                                                                                                       ----------
                                                                                                                            3,186
BUSINESS SERVICES 2.1%
Penhall Acquisition 12.000% 08/01/06 ............................................................          1,000            1,010
Nationsrent 10.375% 12/15/08.....................................................................          1,000              978
                                                                                                                       ----------
                                                                                                                            1,988
CABLE AND MEDIA 2.5%
Charter Communication (b) (Yield to Maturity 4.094%) 04/01/11....................................          2,500            1,466
Perry-Judd 10.625% 12/15/07......................................................................          1,000              880
                                                                                                                       ----------
                                                                                                                            2,346
CHEMICALS 2.7%
Biovail Corporation International 10.875% 11/15/05 ..............................................          1,000            1,050
Metromedia Fiber Network 10.000% 12/15/09........................................................          1,500            1,530
                                                                                                                       ----------
                                                                                                                            2,580
COAL MINING 1.0%
AEI Resources 11.500% 12/15/06 (a)...............................................................          1,500              975

COMPUTER EQUIPMENT 4.0%
Axia 10.750% 07/15/08............................................................................          1,500            1,376
Rhythms Netconn 12.750% 04/15/09 ................................................................          1,500            1,448
Voicestream Wire 10.375% 11/15/09................................................................          1,000            1,030
                                                                                                                       ----------
                                                                                                                            3,854
CONTAINERS 0.5%
Allied Waste N.A. 10.000% 08/01/09 (a)...........................................................            500              445

CONSUMER PRODUCTS 1.1%
Sleepmaster 11.000% 05/15/09 (a).................................................................          1,000            1,001

FINANCIAL 1.5%
TPSA Finance 7.750% 12/10/08.....................................................................          1,500            1,400


SR&F HIGH YIELD PORTFOLIO Continued
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                            Par           Value
------------------------------------------------------------------------------------------------------------------------------------
FOOD AND BEVERAGES 3.7%
Marsh Supermarket Series B 8.875% 08/01/07.......................................................        $ 1,000       $      970
Pepsi-Gemex Series B (Yankee Issue) 9.750% 03/30/04..............................................          1,000              998
Stater Brothers Holdings 10.750% 08/15/06........................................................          1,500            1,515
                                                                                                                       ----------
                                                                                                                            3,483
HEALTH SERVICES AND EQUIPMENT 3.9%
Express Scripts 9.625% 06/15/09 .................................................................          1,500            1,523
Hanger Orthopedic Group 11.250% 06/15/09 ........................................................          1,000            1,028
Insight Health Services Series B 9.625% 06/15/08.................................................          1,250            1,175
                                                                                                                       ----------
                                                                                                                            3,726
HOSPITALS AND NURSING HOME CARE 3.3%
Lifepoint Hospitals 10.750% 05/15/09 ............................................................          2,000            2,075
Triad Hospitals 11.000% 05/15/09 ................................................................          1,000            1,035
                                                                                                                       ----------
                                                                                                                            3,110
HOTELS AND ENTERTAINMENT 7.2%
Boyd Gaming 9.500% 07/15/07......................................................................            750              742
Horseshoe Gaming 8.625% 05/15/09 ................................................................          1,500            1,444
Mohegan Tribal Gaming 8.750% 01/01/09............................................................          1,500            1,489
Premier Parks:
   9.250% 04/01/06...............................................................................            250              246
   9.750% 01/15/07...............................................................................            250              256
   (b) (Yield to Maturity 4.939%) 04/01/08.......................................................          1,750            1,207
Prime Hospitality Series B 9.750% 04/01/07.......................................................          1,490            1,445
                                                                                                                       ----------
                                                                                                                            6,829
INDUSTRIAL 2.7%
Chippac International 12.750% 08/01/09 (a).......................................................          1,500            1,575
Companhia Petrolifera Marlim 13.125% 12/17/04 (a)................................................          1,000            1,030
                                                                                                                       ----------
                                                                                                                            2,605
INTERNET SERVICES 4.5%
Concentric Network 12.750% 12/15/07 (a)..........................................................          1,500            1,575
ICG Services (b) (Yield to Maturity 4.884%) 05/01/08.............................................          2,250            1,166
PSINet 10.000% 02/15/05..........................................................................          1,500            1,485
                                                                                                                       ----------
                                                                                                                            4,226
LEISURE PRODUCTS 0.4%
Boyds Collection 9.000% 05/15/08 ................................................................            448              419

MANUFACTURING 0.6%
Westinghouse Air Brake 9.375% 06/15/05 ..........................................................            600              600

METALS AND STEEL 1.8%
LTV Corp. 11.750% 11/15/09 (a)...................................................................          1,000            1,050
Republic Technologies International 13.750% 07/15/09 (a).........................................          1,000              660
                                                                                                                       ----------
                                                                                                                            1,710
NONDEPOSITORY CREDIT INSTITUTION 0.9%
Mego 1997-3 CTFS 8.010% 08/25/23.................................................................          1,000              806

OIL AND GAS 3.2%
Key Energy Services 14.000% 01/15/09 ............................................................          1,500            1,639
Lomac Petroleum 8.750 01/15/07...................................................................          1,500            1,376
                                                                                                                       ----------
                                                                                                                            3,015
PAPER PRODUCTS 2.0%
Buhrmann US Inc. 9.125% 11/01/09.................................................................          1,500            1,560
Indah Kiat Finance 10.000% 07/01/07..............................................................            500              370
                                                                                                                       ----------
                                                                                                                            1,930

SR&F HIGH YIELD PORTFOLIO Continued
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                            Par           Value
------------------------------------------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING 2.0%
World Color Press 8.375% 11/15/08 ...............................................................        $ 2,000       $    1,955

RESTAURANTS 0.3%
AFC Enterprises 10.250% 05/15/07.................................................................            250              251

RUBBER, PLASTIC AND RELATED MATERIALS 1.3%
Key Plastics Series B 10.250% 03/15/07...........................................................            500              190
Tekni-Plex 9.250% 03/01/08.......................................................................          1,000            1,015
                                                                                                                       ----------
                                                                                                                            1,205
TELECOMMUNICATIONS 16.5%
Carrier One 13.250% 02/15/09.....................................................................          1,000            1,020
Exodus Communications 10.750 12/15/09 (a)........................................................          1,000            1,020
Focal Communications Series B (b) (Yield to Maturity 5.967%) 02/15/08 (a)........................          2,000            1,320
Global Crossing 9.125% 11/15/06 (a)..............................................................          1,500            1,483
Globenet Communications 13.000% 07/15/07 (a).....................................................          1,500            1,522
MGC Communications Series B 13.000% 10/01/04 ....................................................          1,000            1,005
Metronet Communications (Yankee Issue):
   12.000% 08/15/07..............................................................................          1,000            1,169
   (b) (Yield to Maturity 6.132%) 06/15/08......................................................           1,000              802
Nextlink Communications:
   10.750% 06/01/09..............................................................................          1,000            1,038
   (b) (Yield to Maturity 6.034%) 06/01/09.......................................................          1,000              615
RCN Corp. 10.125% 02/15/05.......................................................................          1,500            1,498
Tele1 Europe 13.000% 05/15/09 (a)................................................................          1,000            1,130
Versatel Communications 11.875% 07/15/09.........................................................          1,000            1,020
Viatel 11.250% 04/15/08..........................................................................          1,000            1,005
                                                                                                                       ----------
                                                                                                                           15,647
TELEPHONE 6.8%
Allegiance Telecom Series B (b) (Yield to Maturity 5.870%) 02/15/08..............................          1,500            1,087
BTI Telecom 10.500% 09/15/07 ....................................................................          1,000              920
Comtel Brasileira (Yankee Issue) 10.750% 09/26/04 (a)............................................            250              243
Intermedia Communications Series B (b) (Yield to Maturity 6.046%) 03/01/09.......................          3,000            1,800
Knology Holdings (b) (Yield to Maturity 5.840%) 10/15/07.........................................          2,000            1,340
Primus Telecom 12.750% 04/15/09..................................................................          1,000            1,040
                                                                                                                       ----------
                                                                                                                            6,430
TEXTILE AND APPAREL 1.9%
William Carter Series A 10.375% 12/01/06.........................................................          2,000            1,760

Transportation and Transportation Equipment 4.3%
Atlas Air 9.375% 11/15/06 .......................................................................          2,000            1,950
Holt Group 9.750% 01/15/06 ......................................................................          1,000              650
Railworks 11.500% 04/15/09 ......................................................................          1,500            1,519
                                                                                                                       ----------
                                                                                                                            4,119
TOTAL LONG-TERM OBLIGATIONS
(cost of $91,786)................................................................................                          88,633
------------------------------------------------------------------------------------------------------------------------------------

SR&F HIGH YIELD PORTFOLIO Continued
------------------------------------------------------------------------------------------------------------------------------------


COMMON STOCK (C) 0.2%                                                                                     Shares          Value
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS 0.2%
Viatel Inc.
(cost of $15)....................................................................................              4       $      216
------------------------------------------------------------------------------------------------------------------------------------


PREFERRED STOCK 0.5%
------------------------------------------------------------------------------------------------------------------------------------

TELEPHONE 0.5%
21st Century Telecom Group (a)
(cost of $537)...................................................................................              1              521
------------------------------------------------------------------------------------------------------------------------------------


WARRANTS (C) 0.7%
------------------------------------------------------------------------------------------------------------------------------------

INTERNET SERVICES 0.3%
Concentric Network (a) (expires 12/15/07)........................................................              1              250

OIL AND GAS 0.1%
Key Energy Services (expires 01/15/09)...........................................................              2               38

------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS 0.3%
Carrier One (expires 02/15/09)...................................................................              1               20
Metronet Communications (a) (expires 08/15/07)...................................................              1              116
MGC Communications (a) (expires 10/01/04)........................................................              1              175
                                                                                                                       ----------
                                                                                                                              311
TELEPHONE 0.0%
Allegiance Telecom (a) (expires 02/03/08)........................................................              2               14
Knology Holdings  (a) (expires 10/15/07).........................................................              2                4
21st Century Telecommunications (a) (expires 02/15/10)...........................................              1               10
                                                                                                                       ----------
                                                                                                                               28
TOTAL WARRANTS
(cost of $20)....................................................................................                             627
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 3.2%                                                                                Par
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 3.2%
Associates Corp. of North America 5.600% 01/03/00
(cost of $3,029).................................................................................        $ 3,030           3,029
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS 98.0%
(cost of $95,387) (d)............................................................................                          93,026
OTHER ASSETS, LESS LIABILITIES 2.0%..............................................................                           1,909
                                                                                                                       ----------
NET ASSETS 100.0%................................................................................                      $   94,935
                                                                                                                       ==========
------------------------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements requirements of the Securities
     Act of 1933. These securities generally are issued only to qualified institutional investors, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At December 31, 1999, the aggregate value of the Portfolio's private placement securities was $19,071, which represented 20.1% of net assets.
(b)  Zero coupon bond.
(c)  Non income producing.
(d) At December 31, 1999, the cost of investments for financial reporting and federal income tax purposes was identical.


See accompanying Notes to Financial Statements.

SR&F HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999 (Unaudited)
(All amounts in thousands)

ASSETS
Investments, at market value (cost of $95,387)....................      $ 93,026
Receivable for investments sold...................................            --
Interest receivable...............................................         1,916
Dividend receivable...............................................             2
Cash..............................................................             3
Variation margin on futures.......................................            --
                                                                       ---------
   Total assets...................................................        94,947
                                                                       ---------

LIABILITIES
Payable for investments purchased.................................            --
Other liabilities.................................................            12
                                                                       ---------
   Total liabilities..............................................            12
                                                                       ---------

   Net assets applicable to investors' beneficial interest........       $94,935
                                                                       =========



See accompanying Notes to Financial Statements.

SR&F HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1999 (Unaudited)
(All amounts in thousands)

INVESTMENT INCOME
Interest............................................................    $ 5,310
Dividend............................................................         21
                                                                      ---------
   Total income.....................................................      5,331

EXPENSES
Management fees.....................................................        222
Transfer Agent fees.................................................          3
Accounting fees.....................................................         13
Trustees fees.......................................................          5
Custodian fees......................................................         --
Audit fees..........................................................          8
Legal fees..........................................................         --
Other...............................................................          5
                                                                      ---------
   Total expenses...................................................        256
                                                                      ---------
   Net investment income............................................      5,075
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments....................................     (1,923)
Net change in unrealized appreciation/depreciation on investments...       (496)
                                                                      ---------
   Net loss on investments..........................................     (2,419)
                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $ 2,656
                                                                      ==========


See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)

                                                                                   (UNAUDITED)
                                                                                   SIX MONTHS
                                                                                        ENDED    YEAR ENDED
                                                                                 DECEMBER 31,      JUNE 30,
                                                                                         1999          1999
                                                                                 ------------    ----------
OPERATIONS
Net investment income .........................................................      $  5,075      $  7,208
Net realized gain (loss) on investments .......................................        (1,923)         (632)
Net change in unrealized appreciation/depreciation on investments .............          (496)       (2,238)
                                                                                     --------      --------
   Net increase in net assets resulting from operations .......................         2,656         4,338
                                                                                     --------      --------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions .................................................................        43,820        51,100
Withdrawals ...................................................................       (39,864)      (45,602)
                                                                                     --------      --------
   Net increase from transactions in investors' beneficial interest ...........         3,956         5,498
                                                                                     --------      --------
   Net increase in net assets .................................................         6,612         9,836

NET ASSETS
Beginning of period ...........................................................        88,323        78,487
                                                                                     --------      --------
End of period .................................................................      $ 94,935      $ 88,323
                                                                                     ========      ========


See accompanying Notes to Financial Statements.

STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999 (Unaudited)
(All amounts in thousands, except per-share data)

ASSETS
Investment in SR&F High Yield Portfolio, at value ..............................  $ 57,222
Cash ...........................................................................        44
Expense reimbursement due from
   Advisor .....................................................................        54
Other ..........................................................................        12
                                                                                  --------

     Total assets ..............................................................    57,332
                                                                                  --------

LIABILITIES
Dividends payable ..............................................................        12
     Total liabilities .........................................................        12
                                                                                  --------
     Net assets ................................................................  $ 57,320
                                                                                  ========
ANALYSIS OF NET ASSETS
Paid-in capital ................................................................  $ 59,793
Undistributed net investment income ............................................       138
Accumulated net realized loss on investments ...................................    (1,180)
Net unrealized depreciation on investments .....................................    (1,431)
                                                                                  --------
     Net assets ................................................................  $ 57,320
                                                                                  ========

Shares outstanding (unlimited number authorized) ...............................     5,993
                                                                                  ========

Net asset value per share ......................................................  $   9.56
                                                                                  ========



See accompanying Notes to Financial Statements.

STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1999 (Unaudited)
(All amounts in thousands)

INVESTMENT INCOME
Interest income allocated from SR&F High Yield Portfolio .......................  $ 3,313
                                                                                  -------

EXPENSES
Expenses allocated from SR&F High Yield Portfolio ..............................      161
Administrative fees ............................................................       42
Accounting fees ................................................................       13
Transfer agent fees ............................................................       14
SEC and state registration fees ................................................        4
Trustees' fees .................................................................        4
Legal and audit fees ...........................................................        7
Other ..........................................................................        5
                                                                                  -------
   Total expenses ..............................................................      250
Fees and expenses waived by the Advisor ........................................     (112)
                                                                                  -------
   Net expenses ................................................................      138
                                                                                  -------
   Net investment income .......................................................    3,175
                                                                                  -------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments ...............................................   (1,178)
Net change in unrealized appreciation/depreciation on investments ..............     (389)
                                                                                  -------
   Net loss on investments .....................................................   (1,567)
                                                                                  -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................  $ 1,608
                                                                                  =======

See accompanying Notes to Financial Statements.


STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(All amounts in thousands)


                                                                                    (UNAUDITED)
                                                                                    SIX MONTHS        YEAR
                                                                                         ENDED       ENDED
                                                                                  DECEMBER 31,    JUNE 30,
                                                                                          1999        1999
                                                                                   -----------    --------
OPERATIONS
Net investment income ..........................................................     $  3,175     $  3,943
Net realized gains (losses) on investments .....................................       (1,178)         176
Net change in unrealized appreciation/depreciation on investments ..............         (389)      (1,277)
                                                                                     --------     --------
   Net increase in net assets resulting from operations ........................        1,608        2,842
                                                                                     --------     --------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ...........................................       (3,016)      (3,964)
Distributions from net capital gains ...........................................         (178)      (1,401)
                                                                                     --------     --------
   Total distributions to shareholders .........................................       (3,194)      (5,365)
                                                                                     --------     --------

SHARE TRANSACTIONS
Subscriptions to fund shares ...................................................          250       16,562
Value of distributions reinvested ..............................................        3,261        6,199
                                                                                     --------     --------
   Net increase from share transactions ........................................        3,511       22,761
                                                                                     --------     --------
   Net increase in net assets ..................................................        1,925       20,238
TOTAL NET ASSETS
Beginning of period ............................................................       55,395       35,157
                                                                                     --------     --------
End of period ..................................................................     $ 57,320     $ 55,395
                                                                                     ========     ========
ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ...................................................           26        1,791
Issued in reinvestment of distributions ........................................          341          535
                                                                                     --------     --------
Net increase in fund shares ....................................................          367        2,326
Shares outstanding at beginning of period ......................................        5,626        3,300
                                                                                     --------     --------
Shares outstanding at end of period ............................................        5,993        5,626
                                                                                     ========     ========

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(All amounts in thousands) (Unaudited)

NOTE 1. ORGANIZATION

Stein Roe Institutional Client High Yield Fund (the "Fund") is a series of Liberty-Stein Roe Trust (the "Trust"), formerly Stein Roe Trust, an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F High Yield Portfolio (the "Portfolio"), which seeks a high level of current income and capital growth by investing primarily in high yield, high-risk, medium- and lower-quality debt securities.
    The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on November 1, 1996. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At December 31, 1999, Stein Roe Institutional Client High Yield Fund owned 60.3% of the SR&F High Income Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following summarizes the significant accounting policies of the Fund and the Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.
    Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. The Portfolio had no when-issued or delayed delivery purchase commitments as of December 31, 1999.

SECURITY VALUATIONS

Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Advisor, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

AMORTIZATION OF ORGANIZATION EXPENSES

Organization costs are amortized on a straight-line basis against income over various periods of up to sixty months from the commencement of public offering by the Fund, depending on the nature of the individual cost.

FEDERAL INCOME TAXES

No provision is made for federal income taxes, since (a) the Fund elects to be taxed as a "regulated investment company" and makes such distributions to its shareholders as to be relieved of all federal income tax under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

DISTRIBUTIONS TO FUND SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTE 3. PORTFOLIO COMPOSITION

The Portfolio invests primarily in high yield, high-risk medium- and lower quality debt securities. See the Portfolio's Portfolio of Investments for information regarding individual securities.

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

NOTE 4. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, majority- owned subsidiary of Liberty Mutual Insurance Company, for its services as investment advisor and manager.
    The management fee for the Portfolio is computed at an annual rate of 0.50% of the first $500 million of average daily net assets, and 0.475% thereafter. The administrative fee for the Fund is computed at an annual rate of 0.15% of the first $500 million of average daily net assets, and 0.125% thereafter.
    The Advisor also provides fund accounting services.
    The Advisor has agreed to reimburse the Fund to the extent that expenses exceed 0.50% of average annual net assets. This commitment expires January 31, 2001, subject to earlier termination by the Advisor on 30 days' notice to the Fund.
    Transfer agent fees of the Fund are paid to SteinRoe Services, Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Liberty Funds Distributor, Inc., also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund. The Transfer Agent provides shareholder services for a monthly fee equal to 0.05% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.
    Certain officers and trustees of the Trust are also officers of the Advisor. Compensation is paid to trustees not affiliated with the Advisor. No remuneration was paid to any other trustee or officer of the Trust who is affiliated with the Advisor.

NOTE 5. SHORT-TERM DEBT

To facilitate portfolio liquidity, the Fund and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings during the six months ended December 31, 1999.

NOTE 6. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales (other than short-term obligations) for the Portfolio for the six months ended December 31, 1999, were $68,831 and $64,080, respectively.
    Unrealized appreciation (depreciation) at December 31, 1999 for both financial statement and federal income tax purposes for the Portfolio was:

   Gross unrealized appreciation................ $ 3,838
   Gross unrealized depreciation................  (6,199)
                                                 -------
   Net unrealized depreciation ................. $(2,361)
                                                 =======

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SR&F HIGH YIELD PORTFOLIO


                                                                  (UNAUDITED)
                                                                   SIX MONTHS             YEAR              YEAR           PERIOD
                                                                        ENDED            ENDED             ENDED            ENDED
                                                                 DECEMBER 31,         JUNE 30,          JUNE 30,         JUNE 30,
SELECT RATIOS                                                            1999             1999              1998         1997 (a)
                                                             ----------------      -----------       -----------   --------------
Ratio of net expenses to average net assets.................            0.58%(b)         0.57%             0.65%            0.89%(b)
Ratio of net investment income to average net assets........           11.50%(b)         8.27%             8.13%            8.24%(b)
Portfolio turnover rate.....................................              78%(c)          296%              426%             168%(c)


(a)From commencement of operations on November 1, 1996.
(b)Annualized.
(c)Not annualized.

--------------------------------------------------------------------------------

STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                (UNAUDITED)
                                                                SIX MONTHS         YEAR         YEAR      PERIOD
                                                                     ENDED        ENDED        ENDED       ENDED
                                                              DECEMBER 31,     JUNE 30,     JUNE 30,    JUNE 30,
                                                                      1999         1999         1998      1997(e)
                                                              ------------    ---------    ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD......................    $  9.85         $   10.65    $   10.21   $   10.00
                                                              -------         ---------    ---------   ---------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income..................................       0.55              0.98         0.88        0.33
   Net realized and unrealized gain (loss) on investments.      (0.29)            (0.62)        0.58        0.21
                                                              -------         ---------    ---------   ---------
     Total from investment operations.....................       0.26              0.36         1.46        0.54
                                                              -------         ---------    ---------   ---------
DISTRIBUTIONS
   Net investment income..................................      (0.52)            (0.87)       (0.88)      (0.33)
   Net realized gains.....................................      (0.03)            (0.29)       (0.14)         --
                                                              -------         ---------    ---------   ---------
     Total distributions..................................      (0.55)            (1.16)       (1.02)      (0.33)
                                                              -------         ---------    ---------   ---------
NET ASSET VALUE, END OF PERIOD............................    $  9.56         $    9.85    $   10.65   $   10.21
                                                              =======         =========    =========   =========
Ratio of net expenses to average net assets (a)...........       0.50%(b)         0.50%        0.50%       0.50%(b)
Ratio of net investment income to average net assets (c)..      11.51%(b)         8.72%        8.31%       8.76%(b)
Total return (c)..........................................       2.83%(d)         4.20%       14.88%       5.48%
Net assets, end of period (000's).........................    $57,320         $  55,395    $  35,157   $ 25,674

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 0.91% for the six months ended December 31, 1999, 0.97% and 1.28% for the years ended June
     30, 1999 and 1998, respectively and 2.59% for the period ended June 30, 1997, respectively.

(b)  Annualized.

(c)  Computed giving effect to the Advisor's expense limitation undertaking.

(d)  Not annualized.

(e)  From commencement of operations or November 1, 1996.


TO CONTACT US. . .
--------------------------------------------------------------------------------

BY PHONE 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Roth and Education IRAs. We're available Monday through Friday, from 8 a.m. to 8 p.m. ET, and Saturdays and Sundays from 10 a.m. to 2 p.m. ET.

STEIN ROE'S FUNDS-ON-CALL(R)
24-HOUR SERVICE LINE

Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase fund shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS

Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on Traditional, Roth and Education IRA plans, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL

If you prefer to contact us by mail, please address all correspondence to: P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to: comments@steinroe.com or visit us at www.steinroe.com on the Internet.

ADDITIONAL REPORTS

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-338-2550 and additional reports will be sent to you.

Must be preceded or accompanied by a prospectus.

LIBERTY-STEIN ROE FUNDS INSTITUTIONAL TRUST
--------------------------------------------------------------------------------
TRUSTEES
John A. Bacon, Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Executive Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Executive Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Executive Vice President, Secretary and General
  Counsel, Kellogg Company
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners



OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Secretary
Loren A. Hansen, Executive Vice President
Christine Balzano, Vice President
Denise Chasmer, Vice President
J. Kevin Connaughton, Vice President, Treasurer
Timothy Jacoby, Senior Vice President
Gail Knudsen, Vice President, Controller
Stephen F. Lockman, Vice President
Mary McKenzie, Vice President
Nicholas Norton, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Michael Fisher, Assistant Treasurer


AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Stein Roe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd, LLC
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

                               Stein Roe & Farnham
                             One South Wacker Drive
                             Chicago, IL 60606-1130
                                www.steinroe.com

                      Liberty Funds Distributor, Inc. 2/00
                         DIR-03/275A-0100 (2/00) 00/209